UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 6, 2020

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 6, 2020, TPT Global Tech, Inc. (“the Company”) executed an Acquisition and Purchase Agreement (“Agreement”) dated March 6, 2020 with Bridge Internet, LLC (“Bridge Internet”), a Delaware Limited Liability Company. A copy of the Acquisition and Purchase Agreement is attached hereto in its entirety as Exhibit 10.1.

The Company acquired 75% of Bridge Internet for 8,000,000 shares of common stock of TPT Global Tech, Inc., 4,000,000 common shares issued to Sydney “Trip” Camper immediately and 4,000,000 common shares which vest equally over two years. As sufficient funding is raised by the Company, defined as approximately $3,000,000, marketing funds of up to $200,000 per quarter for the next year from date of signing Agreement will be provided. Tower industry Veteran, Founder and CEO of Bridge Internet, Sydney “Trip” Camper, will retain the remaining 25% of Bridge Internet and stay on as the CEO, as well as become the acting CEO of TPT Speed Connect LLC, the Company’s wholly owned subsidiary TPT SpeedConnect, LLC. A formal employment agreement and biographical information for Sydney “Trip” Camper will be filed in a separate Form 8-K once completed.

Bridge Internet offers a Joint Venture (JV) business model to Municipalities, Cooperatives and Individual Territory Owners throughout the United States. It currently has no revenues. As a territorial, duplicatable, wireless internet service provider, this is a unique opportunity for potential JV partners to join an incredible revenue sharing business model. It is very easy for Municipalities, Cooperatives or Individual Owners to start JV businesses with Bridge Internet to provide their communities with state-of-the-art High-Speed Internet, Voice and IPTV services. The internet is a commodity many take for granted but for those with limited access every day is an unnecessary struggle. With millions of rural Americans struggling to find a reliable internet provider, Bridge Internet will help make a difference in people’s lives by providing access to online classes, healthcare, news and entertainment.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures under Item 1.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 18, 2020, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Acquisition and Purchase Agreement dated March 6, 2020
99.1	Press Release dated March 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

Date: March 19, 2020	By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III
Title: Chief Executive Officer